UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2012

Northfield Bancorp, Inc.

(Exact name of registrant as specified in its charter)

United States	1-33732	42-1572539
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
	of incorporation)	Identification No.)

1410 St. Georges Avenue, Avenel, New Jersey	07001
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (732) 499-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item	8.01 Other Events

On August 21, 2012, Northfield Bancorp, Inc. (“Northfield Bancorp”) and Flatbush Federal Bancorp, Inc. (“Flatbush Federal Bancorp”) entered into an amendment to the Agreement and Plan of Merger, dated as of March 13, 2012, by and among Northfield Bancorp, MHC, Northfield Bancorp, Northfield Bank and Flatbush Federal Bancorp, MHC, Flatbush Federal Bancorp and Flatbush Federal Savings and Loan Association (“Flatbush Federal Savings”) (the “Merger Agreement”). The amendment clarifies the rights of borrowers of Flatbush Federal Savings in accordance with the charter of Northfield Bancorp, MHC and applicable federal regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHFIELD BANCORP, INC.

DATE: August 27, 2012	By:	/s/ Steven M. Klein
Steven M. Klein
Chief Operating
and Chief Financial Officer